Exhibit 10.1 PREFERRED STOCK EXCHANGE AGREEMENT This PREFERRED STOCK EXCHANGE AGREEMENT, dated as of December 20, 2022 (this “Agreement”), is made by and among Carrols Restaurant Group, Inc., a Delaware corporation (the “Company”), Blue Holdco 1, LLC, a Delaware limited liability company (“LLC1”), and Burger King Company LLC, a Florida limited liability company (“BKC LLC”, and each of LLC1, BKC LLC and the Company, a “Party” and, collectively, the “Parties” hereto). R E C I T A L S: WHEREAS, LLC1 and BKC LLC (collectively, the “Holders”) own 93 and 7 shares, respectively, of Series B Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Series B Preferred Stock”); WHEREAS, pursuant to the Certificate of Designation creating the Series B Preferred Stock (the “Series B Certificate”), holders of shares of Series B Preferred Stock who satisfy the definition of “Investors” are afforded certain rights set forth in the Series B Certificate; WHEREAS, pursuant to the Series B Certificate, an “Investor” must be an affiliate of Burger King Corporation, a Florida corporation (“BKC”); WHEREAS, as part of a series of transactions to be undertaken by BKC and its affiliates (the “Transactions”), BKC will merge into its parent company and will ultimately be dissolved on or before December 31, 2022; WHEREAS, in light of the Transactions, the Parties desire to permit the Series B Preferred Stock to be owned by, and transferable to, entities that are affiliates of the franchisor of the Company (or any of its subsidiaries) and a wholly-owned direct or indirect subsidiary of either Restaurant Brands International, Inc. or Restaurant Brands International Limited Partnership without a termination of certain rights set forth in the Series B Certificate; WHEREAS, the Board of Directors of the Company has filed a Certificate of Designation (the “Series D Certificate”) creating the Series D Convertible Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”), with substantially the same, powers, preferences and rights of the shares of Series B Preferred Stock, except to provide that such shares may be owned by, and transferable to, entities that are affiliates of the franchisor of the Company (or any of its subsidiaries) and a wholly-owned direct or indirect subsidiary of either Restaurant Brands International, Inc. or Restaurant Brands International Limited Partnership as set forth in the definition of “Investors” in the Certificate without a termination of certain rights provided to such Investors in the Series D Certificate; WHEREAS, the Company and LLC1 desire to exchange LLC1’s shares of Series B Preferred Stock for 93 shares of newly issued Series D Preferred Stock, and the Company and BKC LLC desire to exchange BKC LLC’s shares of Series B Preferred Stock for 7 shares of newly issued Series D Preferred Stock on the terms and conditions set forth in this Agreement (the “Exchange”); WHEREAS, the Parties have each considered the terms and conditions of the Exchange and determined that the Exchange serves to advance their respective business purposes; and WHEREAS, the Company and BKC are parties to the Registration Rights Agreement, dated May 30, 2012 (the “Registration Rights Agreement”), which provides for certain registration rights for the shares of the Company’s Common Stock, par value, par value $.01 per share (the “Common Stock”) issuable upon conversion of the Series B Preferred Shares. NOW, THEREFORE, the Parties agree as follows: 2 ARTICLE 1 Exchange of Shares Section 1.1 Exchange. Subject to the terms and conditions hereof, at the Closing (as defined below): (a) Each of LLC1 and BKC LLC shall convey, transfer and deliver to the Company, free and clear of any liens, encumbrances, pledges, charges, claims, options and security interests and similar encumbrances (“Liens”), their respective shares of Series B Preferred Stock. In exchange for the shares of Series B Preferred Stock, the Company shall issue to LLC1 and BKC LLC 93 and 7 shares of Series D Preferred Stock, respectively. (b) Upon the conveyance, transfer and delivery to the Company of all of the shares of Series B Preferred Stock, and upon consummation of the Exchange, the Company agrees to file a Certificate of Retirement with the Secretary of State of the State of Delaware to retire all shares of Series B Preferred Stock, such that there will be no shares of Series B Preferred Stock outstanding. Section 1.2 Closing. The closing of the Exchange (the “Closing”) shall take place at the offices of Akerman LLP, 1251 Avenue of the Americas, 37th Floor, New York, NY 10020, on the date hereof or as promptly as practicable thereafter (the “Closing Date”). On the Closing Date, the Parties shall deliver all such certificates, instruments and documents deemed necessary or desirable to effect the Exchange. Section 1.3 Impact on Registration Rights Agreement. The Company and the Investors agree that, upon consummation of the Exchange, the term, “Preferred Stock”, as defined in the Registration Rights Agreement shall refer to the Series D Preferred Stock and that the term “Registrable Securities”, as defined in the Registration Rights Agreement, shall include all of the shares of Common Stock issued or issuable to the Investors upon conversion of the shares of Series D Preferred Stock. Section 1.4 Consent. Pursuant to Sections 7(c)(i), 7(c)(ii) and Section 7(c)(vii) of the Series B Certificate, the Investors hereby approve the Exchange and the transactions contemplated thereby. Section 1.5 Further Assurances. If, at any time before or after the Closing, one of the Parties reasonably believes or is advised that any further instruments, deeds, assignments or assurances are reasonably necessary or desirable to consummate the Exchange and affect the transactions contemplated hereby, then the other Party shall execute and deliver all such proper instruments, deeds, assignments or assurances. ARTICLE 2 Representations and Warranties Section 2.1 Representations and Warranties of Each Party. Except as otherwise specified below, each Party represents and warrants to the other Party, as of the date hereof and as of the Closing Date, severally and not jointly and solely with respect to itself, as follows: (a) Due Organization and Good Standing. It is duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation. (b) Authority. It has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, as applicable, thereunder. The execution and delivery of this Agreement by it has been duly and validly authorized by all requisite action, and no other proceedings on its part are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by it and, assuming the due authorization, execution and delivery by the other Party to this Agreement, constitutes a legal, valid and binding obligation of it, enforceable against such Party in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. 3 (c) Regulatory Approvals. The execution and delivery by it of this Agreement and the performance of its obligations hereunder and thereunder require no action by or in respect of, or filing with, any nation or government, any state or other political subdivision thereof, any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any court, tribunal or arbitrator and any self-regulatory organization, other than (i) any clearances, consents, approvals, orders, licenses, authorizations, registrations, declarations, permits, filings and notifications (“Consents”) that have been obtained prior to the Closing; (ii) Consents as may be required under applicable securities laws or under the rules and regulations of the Nasdaq Stock Market; and (iii) any actions or filings under laws the absence of which would not reasonably be expected, individually or in the aggregate, to materially and adversely affect its ability to timely perform its obligations and consummate the transactions contemplated hereunder or thereunder. Section 2.2 Additional Representations and Warranties of the Investors. Each of the Investors represents and warrants to the Company, as of the date hereof and as of the Closing Date, as follows: (a) Title to Shares of Series B Preferred Stock. Each Investor is the sole and exclusive record owner of its respective shares of Series B Preferred Stock, free and clear of any Liens. The Exchange provided for herein will vest in the Company absolute title to all of the shares of Series B Preferred Stock, free and clear of any and all Liens. (b) Investment Intent. Each Investor acknowledges that the shares of Series D Preferred Stock acquired hereby and the shares of Common Stock issuable upon conversion thereof (the “Conversion Shares”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or under any state or foreign securities laws, and is aware that the sale of such shares to it is being made in reliance on a private placement exemption from registration under the Securities Act. Each Investor (i) is acquiring its respective shares of Series D Preferred Stock for its own account pursuant to an exemption from registration under the Securities Act for investment only and with no present intention of distributing any of such shares to any person or any arrangement or understanding with any other persons regarding the distribution of such shares other than any transfer to certain of its affiliates; (ii) will not sell or otherwise dispose of any shares of Series D Preferred Stock or Conversion Shares, except in compliance with applicable securities laws; (iii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in such Series D Preferred Stock and the Conversion Shares and to form an investment decision with respect thereto; (iv) has the ability to bear the economic risks of its prospective investment in such Series D Preferred Stock and the Conversion Shares and can afford the complete loss of such investment; and (v) is an “accredited investor” (as that term is defined by Rule 501 of the Securities Act). Each Investor understands that the Company will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements. Section 2.3 Additional Representations and Warranties of the Company. The Company represents and warrants to the Investors, as of the date hereof and as of the Closing Date, as follows: (a) Series D Convertible Preferred Stock. The shares of Series D Preferred Stock to be issued to the Investors at the Closing will be duly authorized and validly issued in accordance with the terms of the Company’s organizational documents as they are in effect as of the Closing Date. (b) Title. Upon the delivery to the Investors by the Company at the Closing of the shares of Series D Preferred Stock in the manner provided in Section 1.2, the Investors will hold good and valid title to their respective shares of Series D Preferred Stock. ARTICLE 3 Miscellaneous Section 3.1 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be effective upon receipt and shall be given in writing and delivered in person, via established express courier service (with confirmation of receipt), confirmed facsimile or registered or certified mail, postage prepaid, return receipt requested, to the Parties at their respective addresses given herein or at such other address designated by written notice. 4 Section 3.2 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that all Parties need not sign the same counterpart. The exchange of copies of this Agreement and of signature pages by e-mail shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile or e-mail shall be deemed to be their original signatures for all purposes. Section 3.3 Amendment. This Agreement may be modified, amended or supplemented at any time only by additional written agreements signed by or on behalf of the Parties, as may mutually be determined by the Parties to be necessary, desirable or expedient to further the purpose of this Agreement or to clarify the intention of the Parties. Section 3.4 Waiver. No provision of this Agreement may be waived except by a written instrument signed by the Party against whom the waiver is to be effective. Any agreement on the part of a Party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such Party. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law. Section 3.5 Governing Law. All disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws. Section 3.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns; provided, that this Agreement shall not be assignable or otherwise transferable, in whole or in part, by any Party without the prior written consent of the other Party. Any assignment in violation of the preceding sentence shall be void. Section 3.7 Entire Agreement. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof and no Party is relying on any other oral or written representation, agreement or understanding and no Party makes any express or implied representation or warranty in connection with the transactions contemplated by this Agreement other than as set forth in this Agreement. Section 3.8 Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HERBY OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT. Section 3.9 Consent to Jurisdiction. Each Party hereto irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court or, if the Delaware Chancery Court does not have subject matter jurisdiction, in the state courts of the State of Delaware located in Wilmington, Delaware or in the United States District Court for any district within such state, for the purpose of any suit, action or other proceeding arising out of this Agreement. Each Party hereto agrees that service of any process, summons, notice or document by U.S. registered mail to such Party’s respective address in accordance with Section 3.1 will be effective service of process for any such action, suit or proceeding. Each Party hereto hereby irrevocably and unconditionally waives and agrees not to plead or claim any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably and unconditionally waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

5 [Signature Page Follows] IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written. CARROLS RESTAURANT GROUP, INC. By: /s/ Anthony Hull Name: Anthony Hull Title: Vice President and Chief Financial Officer BLUE HOLDCO 1, LLC By: /s/ Michele Keusch Name: Michele Keusch Title: Assistant Secretary BURGER KING COMPANY LLC By: /s/ Michele Keusch Name: Michele Keusch Title: Assistant Secretary [Signature Page of the Preferred Stock Exchange Agreement]